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Exhibit (a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

Letter of Transmittal
To Tender Shares of Common Stock
of
CERADYNE, INC.
at
$35.00 Net Per Share
Pursuant to the Offer to Purchase dated October 15, 2012
by
Cyborg Acquisition Corporation
a wholly owned subsidiary of
3M COMPANY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 27, 2012, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
Wells Fargo Bank, N.A.

By Mail:	By Courier (until 5:00 p.m. New York City time on Tuesday, November 27, 2012):
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Point Curve, Suite 101 Mendota Heights, MN 55120-4100

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Shareholders Please fill in name and address if blank (Letter of Transmittal must be signed by all registered shareholders)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Book-Entry Shares	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered(1)(2)

Total Shares Tendered

(1)	If Shares are held in book-entry form (including if Shares are Direct Registration Book-Entry Shares), you must indicate the number of Shares you are tendering.
(2)	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL. IF YOU ARE A NON-U.S. HOLDER, YOU MUST OBTAIN AND COMPLETE AN IRS FORM W-8BEN OR OTHER IRS FORM W-8, AS APPLICABLE.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON INC., AT (212) 440-9800 OR (866) 257-5415.

        You have received this Letter of Transmittal in connection with the offer of Cyborg Acquisition Corporation, a Delaware corporation ("Purchaser") and a direct wholly owned subsidiary of 3M Company, a Delaware corporation ("3M"), to purchase all issued and outstanding shares of common stock, par value $0.01 per share (the "Shares"), of Ceradyne, Inc., a Delaware corporation ("Ceradyne"), at a price of $35.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated October 15, 2012.

        You should use this Letter of Transmittal to deliver to Wells Fargo Bank, N.A. (the "Depositary") Shares represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you may use this Letter of Transmittal or you may use an Agent's Message (as defined in Instruction 2 below). In this document, stockholders who deliver certificates representing their Shares are referred to as "Certificate Stockholders." Stockholders who deliver their Shares through book-entry transfer are referred to as "Book-Entry Stockholders." If you hold your Shares in a direct registration account maintained by Ceradyne's transfer agent (such shares, "Direct Registration Book-Entry Shares"), in order to validly tender your Direct Registration Book-Entry Shares, you must deliver the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees and any other required documents to the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase by the Expiration Date (as defined in Section 1 of the Offer to Purchase).

        If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER THROUGH DTC):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Cyborg Acquisition Corporation, a Delaware corporation ("Purchaser") and a direct wholly owned subsidiary of 3M Company, a Delaware corporation ("3M"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Ceradyne, Inc., a Delaware corporation ("Ceradyne"), pursuant to the Offer to Purchase, dated October 15, 2012 (the "Offer to Purchase"), at a price of $35.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right, subject to the provisions of the Merger Agreement, to transfer or assign, from time to time, in whole or in part, to 3M or one or more of its direct or indirect wholly owned subsidiaries, the right to purchase all or any portion of the Shares tendered herewith.

        On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all dividends (other than a quarterly Company Dividend (as defined in the Offer to Purchase)), distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after September 30, 2012 (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints Wells Fargo Bank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares and any Distributions (a) to deliver any certificates representing Shares (the "Share Certificates"), Direct Registration Book-Entry Shares and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by the Depository Trust Company ("DTC") together, in each such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Ceradyne, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Ceradyne's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when any of the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby and accepted for payment. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby and accepted for payment, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole and absolute discretion.

        It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are, or this Letter of Transmittal tendering any Direct Registration Book-Entry Shares is, received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form through DTC, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and sole risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer through DTC, by Book-Entry Confirmation (as defined below)).

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of, and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificate(s) representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificate(s) (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account other than that designated above.

  Issue to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above.

  Deliver to:

Name:	(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Substitute Form W-9 Below)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))
Dated:	, 2012

  (Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)
Capacity (full title):
Address:
(Include Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which term includes most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Shares.    This Letter of Transmittal is to be completed by stockholders if Share Certificate(s) are to be forwarded herewith, if such Shares are Direct Registration Book-Entry Shares or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. A manually signed facsimile of this document may be used in lieu of the original. If your Shares are held as Direct Registration Book-Entry Shares, in order to validly tender your Shares, you must deliver the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees and any other required documents to the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or you must comply with the guaranteed delivery procedures described below. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, in order to validly tender your Shares, confirmation of any book-entry transfer into the Depositary's account at DTC of Shares tendered by book-entry transfer ("Book-Entry Confirmation"), as well as this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, unless an Agent's Message is utilized, and any other required documents must be received by the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase prior to the Expiration Date, or you must comply with the guaranteed delivery procedures described below. Any other documents required by this Letter of Transmittal, including, in the case of certificated Shares, any Share Certificate(s) to be forwarded herewith, must also be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Please do not send your Share Certificate(s) directly to Purchaser, 3M or Ceradyne.

        Stockholders whose Share Certificate(s) are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date and (b) Share Certificate(s) representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

        A Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, must accompany each delivery of Share Certificate(s) to the Depositary.

        The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

        THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATE(S) SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, WE RECOMMEND THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        The undersigned understands and acknowledges that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) in its sole and absolute discretion, and such determination shall be final and binding on all parties, subject to the right of any such party to dispute such determination in a court of competent jurisdiction. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Partial Tenders.    If fewer than all the Direct Registration Book-Entry Shares held in a direct registration account or fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled "Number of Shares Tendered" in the box titled "Description of Shares Tendered." In the case of Shares evidenced by Share Certificates, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Direct Registration Book-Entry Shares held in a direct registration account or Shares represented by Share Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

        If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of such Shares.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted, or in lieu of evidence the signatures must be guaranteed by an Eligible Institution noted; see Instruction 1.

        If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of any Share Certificate(s) or separate stock powers are required unless payment is to be made to, or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        6.    Transfer Taxes.    Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificate(s) not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby or by Agent's Message by book-entry transfer may request that Shares not purchased be credited to an account as such stockholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account as the account from which such Shares were delivered.

        8.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser's expense.

        9.    Backup Withholding.    In order to avoid U.S. federal "backup withholding," currently at a rate of twenty-eight percent with respect to cash received in exchange for Shares in the Offer, a stockholder submitting Shares must (a) provide the Depositary with a properly completed Substitute Form W-9, included in this Letter of Transmittal, indicating an exemption from backup withholding and sign such form under penalties of perjury or (b) provide the Depositary with a properly completed IRS Form W-8BEN or other applicable IRS Form W-8, and sign such form under penalties of perjury. IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the Internal Revenue Service web site, at http://www.irs.gov. Please see "Important Tax Information" below.

        10.    Lost, Destroyed, Mutilated or Stolen Share Certificate(s).    If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Ceradyne's share transfer agent, American Stock Transfer & Trust Company, LLC, at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificate(s) have been followed.

        11.    Waiver of Conditions.    Subject to the terms and conditions of the Offer and the Merger Agreement (each as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        For purposes of this summary, a "U.S. holder" means a citizen or resident of the United States, a domestic partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes), a domestic corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes), any estate (other than a foreign estate), and any trust if—(a) a court within the United States is able to exercise primary supervision over the administration of the trust, and (b) one or more United States persons have the authority to control all substantial decisions of the trust.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Any such holder should consult its own tax advisors regarding the tax consequences of exchanging the Shares pursuant to the Offer or pursuant to the Merger.

        A "non-U.S. holder" for purposes of this summary means a beneficial owner of Shares (other than a partnership, including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

        Under United States federal income tax laws, as described in more detail hereunder, Purchaser is generally required to report any cash payment made to a holder of Shares surrendered in the Offer to such holder and to the United States Internal Revenue Service ("IRS") and Purchaser may be required to "backup withhold" at the current rate of twenty-eight percent of any such payment.

        To avoid such backup withholding, a U.S. holder whose Shares are submitted herewith should provide the Depositary a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such holder's correct Taxpayer Identification Number ("TIN") (generally, such holder's social security or employer identification number) and certifying that the holder is not subject to backup withholding. A U.S. holder of Shares is required to give the Depositary the correct TIN of the record owner of the Shares being submitted for payment in connection herewith. If the Shares are registered in more than one name or are not registered in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write "Applied For" in the space provided for the TIN and the Depositary will retain the backup withholding tax amount until such holder provides the Depositary with its certified TIN. If the holder does not provide the Depositary with a certified TIN within 60 days, the Depositary must backup withhold at the current rate of twenty-eight percent of all cash payments made to the holder.

        Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are U.S. holders are not subject to backup withholding and should indicate their exempt status on the Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

        A non-U.S. holder should submit to the Depositary the appropriate version of an IRS Form W-8, properly completed, including certification of such holder's foreign status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. holders should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to the Depositary with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of IRS Form W-8. IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the IRS web site, at http://www.irs.gov.

        If the Depositary is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other applicable IRS Form W-8, the holder may be subject to a $50 penalty imposed by the IRS. In addition, the Depositary may be required to withhold at the current rate of twenty-eight percent of any cash payment made to the holder with respect to Shares submitted in connection herewith as backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against the holder's United States federal income tax liability, if any, provided that the holder furnishes the required information to the IRS in a timely manner.

        Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
(See Instruction 9)

PAYOR: Wells Fargo Bank, N.A.

Name:
Substitute	Address:
Form W-9 Department of the Treasury Internal Revenue Service	Check appropriate box: Individual/Sole Proprietor ☐ Partnership ☐	Corporation ☐ Other (specify) ☐ Exempt from Backup Withholding ☐

	Part I. Please provide your taxpayer identification number in the space at right. If awaiting TIN, write "Applied For" in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.	SSN: Or EIN:

Request for Taxpayer Identification Number (TIN) and Certification	Part II. For Payees exempt from backup Identification Number on Substitute Form W-9 withholding, see the enclosed "Guideline W-9" and complete as instructed therein.

Part III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED
FOR" IN PART I
OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), a portion of all payments made to me pursuant to the Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payor—Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the name and Social Security number of—
1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or single-owner LLC	The owner(3)

For this type of account:		Give the name and Employer Identification Number of—
6.	A valid trust, estate or pension trust	The legal entity(4)
7.	Corporate account or LLC electing corporate status on IRS Form 8832	The corporation
8.	Partnership account (or multiple-member LLC) held in the name of the business	The partnership
9.	Association, club or other tax-exempt organization account	The organization
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Show the name of the owner. You must show your individual name, but you may also enter your business or "doing business as" name. Either your social security number or employer identification number (if you have one) may be used.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a taxpayer identification number ("TIN") you should apply for one immediately. You may obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.socialsecurity.gov. You may obtain Form SS-4, Application for IRS Individual Taxpayer identification Number, from the Internal Revenue Service ("IRS") by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov. If you do not have a TIN, write "Applied For" in the space for the TIN.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  An organization exempt from tax under Section 501(a), or an individual retirement account, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

        Certain other payees may be exempt from either dividend and interest payments or broker transactions. You should consult your tax advisor to determine whether you might be exempt from backup withholding. Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

        ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ACROSS THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN THE FORM TO THE PAYOR.

        IF YOU ARE A NONRESIDENT ALIEN OR FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, GIVE THE PAYOR THE APPROPRIATE COMPLETED IRS FORM W-8.

Private Act Notice

        Section 6109 requires you to provide your correct taxpayer identification number to payors who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given numbers whether or not recipients are required to file tax returns. Payors must generally withhold currently at a rate of twenty-eight percent of any taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

Penalties

(1)
Penalty for failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR
THE INTERNAL REVENUE SERVICE

The Depositary for the Offer Is:
Wells Fargo Bank, N.A.

By Mail:	By Courier (until 5:00 p.m. New York City time on Tuesday, November 27, 2012):
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Point Curve, Suite 101 Mendota Heights, MN 55120-4100

        Any questions or requests for assistance may be directed to either the Information Agent at the telephone number and address set forth below. Requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor New York, NY 10038
Banks and Brokers Call: (212) 440-9800 All Others Toll Free: (866) 257-5415

October 15, 2012

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  Exhibit (a)(1)(B)